EXHIBIT 21
     The Company has the following subsidiaries. Ashwood Commons, L.L.C., Ashwood Commons North LLC, Bellevue Plaza Development LLC, LPC Millenia Place Apartments LLC, LPC Mustang Park LLC, UDR Texas Ventures LLC, K/UDR Venture LLC are joint venture entities. United Dominion Realty, L.P. is a limited partnership with outside limited partners holding minimal percentage interests. The Company owns general and limited partnership interests in United Dominion Realty, L.P. constituting 97% of the aggregate partnership interest. All other entities are wholly owned.

State of Incorporation
Subsidiary	or Organization
20 Lambourne LLC	Delaware
AAC Funding II, Inc.	Delaware
AAC Funding IV LLC	California
AAC Funding IV, Inc.	Delaware
AAC Funding Partnership II	Delaware
AAC Funding Partnership III	Delaware
AAC Seattle I, Inc.	Delaware
AAC Vancouver I, L.P.	Washington
AAC/FSC Crown Pointe Investors, LLC	Washington
AAC/FSC Hilltop Investors, LLC	Washington
AAC/FSC Seattle Properties, LLC	Delaware
Andover House LLC	Delaware
Andover Member 1 LLC	Delaware
Andover Member 2 LLC	Delaware
Arizona Properties, LLC	Virginia
ASR Investments Corporation	Maryland
ASR of Delaware LLC	Delaware
Ashwood Commons, L.L.C.	Washington
Ashwood Commons North LLC	Washington
Bellevue JV LLC	Delaware
Bellevue Plaza Development LLC	Delaware
CMP-1, LLC	Delaware
Calvert’s Walk LLC	Delaware
Circle Towers LLC	Delaware
Coastal Monterey Properties LLC	Delaware
Coit Road, L.P.	Delaware
Consolidated-Hampton, LLC	Maryland
Continental 146 Fund LLC	Wisconsin
Coronado South Apartments, L.P.	Delaware
DCO 1015 Grandview LP	Delaware
DCO 2400 14th Street LLC	Delaware
DCO 3033 Wilshire LLC	Delaware
DCO Addison at Brookhaven LP	Delaware
DCO Arbors at Lee Vista LLC	Delaware
DCO Bennett Development LP	Delaware
DCO Borgata LLC	Delaware
DCO Brookhaven Center LP	Delaware
DCO Brooks Apartments LP	Delaware
DCO Caroline Development LLC	Delaware
DCO Clipper Pointe LP	Delaware
DCO Garden Oaks LP	Delaware

State of Incorporation
Subsidiary	or Organization
DCO Gessner Development LP	Delaware
DCO Glenwood Apartments GP LLC	Delaware
DCO Glenwood Apartments LP	Delaware
DCO Glenwood Urban LP	Delaware
DCO Greenbrook Apartments LP	Delaware
DCO Greenhaven LP	Delaware
DCO Highlands LLC	Delaware
DCO Holdings, Inc.	Delaware
DCO Holdings LP LLC	Delaware
DCO Mill Creek LP	Delaware
DCO Millenia LLC	Delaware
DCO Option 2 LLC	Delaware
DCO Pine Avenue LP	Delaware
DCO Realty, Inc.	Delaware
DCO Realty LP LLC	Delaware
DCO Realty Surprise LLC	Delaware
DCO Realty Woodlands LP	Delaware
DCO Riachi at One21 LP	Delaware
DCO Savoye LLC	Delaware
DCO Springhaven LP	Delaware
DCO Talisker LP	Delaware
Dominion Constant Friendship LLC	Delaware
DRA I, LLC	Delaware
DRA II, LLC	Delaware
DRA Texas, LP	Delaware
FMP Member, Inc.	Delaware
Fountainhead Apartments Limited Partnership	Ohio
Governour’s Square of Columbus Co. Ltd.	Ohio
HPI 2000 Post LP	Delaware
HPI 2161 Sutter LP	Delaware
HPI Canyon Oaks LP	Delaware
HPI Option 2 LLC	Delaware
Harding Park, Inc.	Delaware
Harding Park LP LLC	Delaware
Hawthorne Apartments LLC	Delaware
Heritage Communities L.P.	Delaware
Inlet Bay at Gateway, LLC	Delaware
Jamestown of St. Matthews Limited Partnership	Ohio
Jefferson at Marina del Rey, L.P.	Delaware
Jefferson JV LLC	Delaware
Lakeside Mill LLC	Delaware
Lakeside Port Orange LLC	Delaware
Lincoln TC II, L.P.	Delaware
LPC Millenia Place Apartments LLC	Delaware
LPC Mustang Park LLC	Delaware
LPC Plantation Apartments L.P.	Delaware
MacAlpine Place Apartment Partners, Ltd.	Florida
Mandalay on the Lake LP	Delaware
Milazzo Residences LLC	Delaware
Northbay Properties II, L.P.	California
Parker’s Landing Condominiums LLC	Delaware
Parker’s Landing Townhomes LLC	Delaware
Polo Park Apartments LLC	Delaware
Polo Park Manager LLC	Delaware
RE3, Inc.	Delaware
Ridgewood (I) Townhomes, LLC	Virginia

State of Incorporation
Subsidiary	or Organization
St. Johns GP LLC	Delaware
Sierra Palms Condominiums LLC	Delaware
The Commons of Columbia, Inc.	Virginia
Town Square Commons, LLC	District of Columbia
Trilon Townhouses, LLC	District of Columbia
UDR Altamira Place LLC	Delaware
UDR Arboretum Apartments, L.P.	Delaware
UDR Arborview Associates Limited Partnership	Maryland
UDR Aspen Creek, LLC	Virginia
UDR California GP, LLC	Delaware
UDR California GP II, LLC	Delaware
UDR California Properties, LLC	Virginia
UDR Calvert, LLC	Delaware
UDR Calvert’s Walk Associates Limited Partnership	Maryland
UDR Calverts Walk GP, LLC	Delaware
UDR Carlsbad Apartments, L.P.	Delaware
UDR Carriage Homes, LLC	Delaware
UDR Crossroads, L.P.	Delaware
UDR Developers, Inc.	Virginia
UDR Eastern Residential, Inc.	Delaware
UDR Foxglove Associates L.L.C.	Maryland
UDR Harbor Greens, L.P.	Delaware
UDR Holdings, LLC	Virginia
UDR Huntington Vista, L.P.	Delaware
UDR, Inc.	Maryland
UDR Lakeline Villas LLC	Delaware
UDR Lakeside Mills, LLC	Virginia
UDR Legacy at Mayland LLC	Delaware
UDR Lincoln at Towne Square LLC	Delaware
UDR Lincoln at Towne Square II LLC	Delaware
UDR Los Alisos, LLC	Delaware
UDR Maryland Properties, LLC	Virginia
UDR Midlands Acquisition, LLC	Delaware
UDR Newport Beach North, L.P.	Delaware
UDR Ocean Villa Apartments, L.P.	Delaware
UDR of NC, Limited Partnership	North Carolina
UDR of Tennessee, L.P.	Virginia
UDR Ohio Properties, LLC	Virginia
UDR Okeeheelee LLC	Delaware
UDR Out-Performance III, LLC	Delaware
UDR Out-Performance IV, LLC	Delaware
UDR Out-Performance V, LLC	Delaware
UDR Pinebrook, L.P.	Delaware
UDR Presidential Greens, L.L.C.	Delaware
UDR Presidio, L.P.	Delaware
UDR Rancho Cucamonga, L.P.	Delaware
UDR Red Stone Ranch LLC	Delaware
UDR Ridgewood (II) Garden, LLC	Virginia
UDR River Terrace LLC	Delaware
UDR San Dimas Bonita Apartments, L.P.	Delaware
UDR San Dimas Canyon Apartments, L.P.	Delaware
UDR South Carolina Trust	Maryland
UDR Stone Canyon LLC	Delaware
UDR Texas Properties LLC	Delaware
UDR Texas Ventures LLC	Delaware
UDR The Bradford LLC	Delaware

State of Incorporation
Subsidiary	or Organization
UDR The Cliffs LLC	Delaware
UDR The Crest, L.P.	Delaware
UDR The Legend at Park Ten LLC	Delaware
UDR The Mandolin LLC	Delaware
UDR The Meridian LLC	Delaware
UDR TX Fund LLC	Delaware
UDR Villa Venetia Apartments, L.P.	Delaware
UDR Virginia Properties, LLC	Virginia
UDR Wellington Place LLC	Delaware
UDR Western Residential, Inc.	Virginia
UDR Windjammer, L.P.	Delaware
UDR Woodland Apartments II, L.P.	Delaware
UDR Woodland GP, LLC	Delaware
UDR/K Venture Member LLC	Delaware
UDR/Pacific Los Alisos, L.P.	Delaware
UDRT of Delaware 4 LLC	Delaware
United Dominion Realty, L.P.	Delaware
University Park Property LLC	Delaware
Waterside Towers, L.L.C.	Delaware
Windemere at Sycamore Highlands, LLC	Delaware
Winterland San Francisco Partners	California
Woodlake Village, L.P.	California